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                                                                   EXHIBIT 10.13

                                                                  Execution Copy

                THIS AGREEMENT CONTAINS AN ARBITRATION PROVISION

                                ZIXIT CORPORATION
                             STOCK OPTION AGREEMENT

     THIS AGREEMENT (the "Agreement"), effective as of December 26, 2000, is made and entered into by and between ZixIt Corporation, a Texas corporation (the "Company"), and David P. Cook (the "Optionee").

                                   WITNESSETH:

     WHEREAS, the Board of Directors of the Company has determined that in consideration of Optionee entering into an Employment Agreement as of the date hereof (the "Employment Agreement"), it is in the best interest of the Company to grant to the Optionee an Option (the "Option") to purchase Common Stock, $.01 par value, of the Company (the "Common Stock");

     WHEREAS, the parties hereto desire to evidence in writing the terms and conditions of the Option.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements herein contained, and as an inducement to the Optionee to continue as an employee of the Company and to promote the success of the business of the Company, the parties hereby agree as follows:

     1.   Grant of Option. The Company hereby grants to the Optionee, upon the
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terms set forth in this Agreement, an Option to acquire 500,000 shares of Common
Stock, at an exercise price per share of $6.0625, effective as of December 26, 2000 (the "Award Date"). The Optionee hereby accepts the Option from the
Company. Four hundred thousand of the option shares are being issued under the ZixIt Corporation 1995 Long-Term Incentive Plan and 100,000 of the option shares are being issued under the ZixIt Corporation 1992 Stock Option Plan. The shares of stock issuable upon the exercise of the Option are contemplated to be registered under the Securities Act of 1933, as amended, under the Company's registration statements relating to these stock option plans.

     2.   Vesting. The shares of Common Stock subject to the Option shall vest
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in two equal annual installments of 166,667 shares on December 26, 2001 and
December 26, 2002, and one installment of 166,666 shares on December 26, 2003, subject to the following:

     (a) the Option shall immediately vest in full as to all shares of Common Stock subject hereto (i) upon the occurrence of a "Change of Control" (as defined below); or (ii) Optionee


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resigns employment with the Company for "Good Reason" (as defined below); or
(iii) Optionee's employment is terminated by the Company without "Cause" (as defined below); and

     (b) otherwise, the Option shall cease to vest as of the date of the employment termination.

     3.   Exercise. To exercise the Option with respect to any vested shares of
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Common Stock hereunder, the Optionee shall provide written notice to the Company at its principal executive office to the attention of the Company's chief financial officer. The notice must: (i) state the number of shares of Common Stock being purchased; (ii) be signed or otherwise given by the Optionee (or by a permitted transferee pursuant to this Agreement); (iii) be accompanied by payment of the aggregate exercise price for all shares of Common Stock being purchased (unless the Optionee has provided for payment through a broker-dealer or other means as permitted under this Agreement); and (iv) be accompanied by payment of the amount that the Company is required to withhold for federal income or other tax purposes (unless the Optionee has provided for payment of those taxes to the Company in another manner permitted under this Agreement). At the time of exercise, the Optionee shall pay to the Company the Option price per share set forth in Section 1 times the number of vested shares as to which the Option is being exercised. The Optionee shall make such payment by delivering cash or a cashier's check. If the Option is exercised in full, the Optionee shall surrender this Agreement to the Company for cancellation. If the Option is exercised in part, the Optionee shall surrender this Agreement to the Company so that the Company may make appropriate notation hereon or cancel this Agreement and issue a new agreement representing the unexercised portion of the Option.

     If the shares of Common Stock issued upon the exercise of the Option are covered by an effective registration statement under the Securities Act of 1933, as amended, the Option may be exercised by a broker-dealer acting on behalf of the Optionee if (i) the broker-dealer has received from the Optionee or the Company a fully- and duly-endorsed agreement evidencing the Option, (ii) the Optionee has delivered Optionee's signed instructions to the broker-dealer and the Company directing the Company to deliver the shares of Common Stock to be issued upon exercise of the Option to the broker-dealer on behalf of the Optionee and specifying the account into which such shares should be deposited,
(iii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, (iv) the broker-dealer delivers to the Company the aggregate exercise price in accordance with the first paragraph of this Section 3, and (v) the broker-dealer and the Optionee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220, or any successor provision.

     Subject to Section 9, the Company shall promptly issue and deliver a certificate representing the number of shares of Common Stock as to which the Option has been exercised after the Company receives a notice of exercise and upon receipt by the Company of the aggregate exercise price and any tax withholding as may be required.

     4.   Who May Exercise. The Option shall be exercisable during the lifetime
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of the Optionee only by the Optionee or by any permitted transferee (see Section
8). To the extent

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exercisable after the Optionee's death, the Option shall be exercised only by the Optionee's representatives, executors, successors, or beneficiaries.

     5.   Expiration of Option. The Option shall expire, and shall not be
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exercisable with respect to any vested shares of Common Stock hereunder as to which the Option has not been exercised on the fifth anniversary of the Award Date.

     6.   Tax Withholding. Any provision of this Agreement to the contrary
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notwithstanding, the Company may take such steps as it reasonably deems necessary or desirable for the withholding of any taxes that it is required by law or regulation of any governmental authority, federal, state or local, domestic or foreign, to withhold in connection with any of the shares of Common Stock subject hereto.

     7.   Adjustments. The number of shares of ZixIt Common Stock subject to the
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Option and the exercise price therefor set forth in Section 1 shall be subject to appropriate adjustment, reasonably satisfactory to the Optionee and the Company, to preserve the relative rights of Optionee and the Company under this Agreement in the event of any change or exchange of ZixIt Common Stock for a different number or kind of securities, any of which results from one or more stock splits, reverse stock splits, or stock dividends. If a Change of Control occurs and, as a part of such Change of Control, shares of stock, other securities, cash, or property shall be issuable or deliverable in exchange for Common Stock, then the Optionee shall be entitled to purchase or receive (in lieu of the shares of Common Stock that the Optionee would otherwise be entitled to purchase or receive hereunder), the number of shares of stock, other securities, cash, or property to which that number of shares of Common Stock would have been entitled in connection with such Change of Control (and, at an aggregate exercise price equal to the aggregate exercise price hereunder that would have been payable if that number of shares of Common Stock had been purchased on the exercise of the Option immediately before the consummation of the Change of Control).

     8.   Transfer of Option. The Optionee shall not, directly or indirectly,
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sell, transfer, pledge, encumber, or hypothecate ("Transfer") the Option or the rights and privileges pertaining thereto other than by will or the laws of descent and distribution, except, (a) to a pension or retirement plan or trust established for estate planning purposes, in each case, established for the benefit of Optionee or (b) with respect to any vested shares under the Option, to a bank or other financial institution reasonably acceptable to the Company. Furthermore, the Option is fully transferable with respect to 40% of the option shares subject thereto, once the Option is fully vested. Any permitted transferee to whom the Optionee shall Transfer the Option pursuant to this
Section 8 shall agree to be bound by this Agreement. Except in connection with Transfers contemplated by clause (b) of this Section 8, the Option is not liable for or subject to, in whole or in part, the debts, contracts, liabilities, or torts of the Optionee, nor shall it be subject to garnishment, attachment, execution, levy, or other legal or equitable process.

     9.   Certain Legal Restrictions. The Company shall not be obligated to sell
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or issue any shares of Common Stock upon the exercise of the Option or otherwise unless, in the opinion of counsel for the Company, the issuance and delivery of such shares shall comply with all

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relevant provisions of law and other legal requirements including, without limitation, any applicable federal or state securities laws and the requirements of any stock exchange upon which shares of the Common Stock may then be listed. As a condition to the exercise of the Option or the sale by the Company of any additional shares of Common Stock to the Optionee, the Company may require the Optionee to make such representations, warranties, covenants, and agreements as may be necessary to assure the compliance with applicable federal or state securities laws. The Company shall not be liable for refusing to sell or issue any shares if the Company cannot obtain authority from the appropriate regulatory bodies deemed by the Company to be necessary to lawfully sell or issue such shares. In addition, the Company shall have no obligation to the Optionee, express or implied, to list, register, or otherwise qualify any of the Optionee's shares of Common Stock. The shares of Common Stock issued upon the exercise of the Option may not be transferred except in accordance with applicable federal or state securities laws. At the Company's election, the certificate evidencing shares of Common Stock issued to the Optionee may be legended as follows:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

Also, if applicable, a legend evidencing any Transfer restrictions imposed by this Agreement may also, at the Company's election, be affixed to the shares of Common Stock issued to the Optionee.

     10.  Definitions.
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     The following terms as used in this Agreement shall have the stated
meanings:

     (a)  Acquiring Person. An "Acquiring Person" shall mean any Person
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(including any "person" as such term is used in Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) that, together with all Affiliates and Associates of such Person, is the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 10% or more of the outstanding Common Stock. The term "Acquiring Person" shall not include the Company, any subsidiary of the Company, any employee benefit plan of the Company or subsidiary of the Company, any Person to the extent such Person is holding Common Stock for or pursuant to the terms of any such plan, or Optionee or any Affiliate or Associate of Optionee. For the purposes of this Agreement, a Person who becomes an Acquiring Person by acquiring beneficial ownership of 10% or more of the Common Stock at any time after the date of this Agreement shall continue to be an Acquiring Person whether or not such Person continues to be the beneficial owner of 10% or more of the outstanding Common Stock.

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     (b)  Affiliate and Associate. "Affiliate" and "Associate" shall have the
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respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act in effect on the date of this Agreement.

     (c)  Cause. For purposes of this Agreement, the Company shall have "Cause"
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to terminate Employee's employment, under the Employment Agreement, upon (1) the willful and continued failure by Employee to substantially perform his duties under the Employment Agreement (other than any such failure resulting from Employee's incapacity due to physical or mental illness) and after delivery by the Board of a written demand for substantial performance that specifically identifies the manner in which the Board believes Employee did not substantially perform his duties; or (2) the willful engagement by Employee in misconduct that is materially injurious to the Company; or (3) the conviction of Employee, or a plea by Employee of nolo contendere, or the substantial equivalent to either of the foregoing, of or with respect to, any felony or serious crime of moral turpitude. For purposes of this definition, no act, or failure to act, on Employee's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in, or not opposed to, the best interest of the Company. Notwithstanding the foregoing, Employee shall not be deemed to be terminated for Cause unless (a) Employee has been given reasonable written notice, setting forth the reasons for the Company's intention to terminate for Cause; (b) Employee has been given an opportunity, together with his counsel, to be heard before the Board (or an authorized representative thereof); and (c) Employee has been given a written notice of termination from the Board finding that, in the good faith opinion of the Board, Employee has engaged in the conduct set forth above in clause (1), (2) or (3) of this definition.

     (d)  Change of Control. "Change of Control" shall mean the occurrence of
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any of the following events:


          (i)    Any Sale of the Company or any Material Subsidiary; or

          (ii) Any Acquiring Person has become the beneficial owner of securities which, when added to any securities already owned by such person, would represent in the aggregate 25% or more of the then-outstanding securities of the Company that are entitled to vote to elect any class of directors;

          (iii) If at any time, the Continuing Directors then serving on the Board of Directors of the Company cease for any reason to constitute at least a majority thereof; or

          (iv) Any occurrence that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A or any successor rule or regulation promulgated under the Exchange Act.

     (e)  Continuing Director. A "Continuing Director" shall mean a director of
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the Company who (i) is not an Acquiring Person or an Affiliate or Associate
thereof, or a representative of an Acquiring Person or nominated for election by an Acquiring Person, and (ii)

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was either a member of the Board of Directors of the Company on the date of this
Agreement or subsequently became a director of the Company and whose initial election or initial nomination for election by the Company's shareholders was approved by a majority of the Continuing Directors then on the Board of Directors of the Company.

     (f)  Good Reason. For purposes of this Agreement, "Good Reason" shall mean
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(a) a failure by the Company to comply with any material provision of the
Employment Agreement or this Agreement that has not been cured within ten days after notice of such noncompliance has been given by Employee to the Company; or
(b) the assignment of duties or position that would necessitate a change in the location of Employee's home (presently in Dallas, Texas); or (c) if Employee's health should become impaired to an extent that makes Employee's continued performance of Employee's duties under the Employment Agreement hazardous to Employee's physical or mental health or Employee's life; provided that, Employee shall have furnished the Company with a written statement from a qualified doctor to such effect; and provided, further, that, at the Company's request, Employee shall have submitted to an examination by a doctor selected by the Company and such doctor shall have concurred in the conclusion of Employee's doctor. Employee's resignation for Good Reason shall be effected by delivering a notice that shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for Good Reason.

     (g)  Material Subsidiary. A "Material Subsidiary" shall mean any
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majority-owned subsidiary of the Company that is material to the business of the
Company, taken as a whole.

     (h)  Person. A "Person" shall mean an individual, a corporation, a
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partnership, an association, a joint-stock company, a trust, an incorporated organization, or a government or political subdivision thereof and any other entity. A Person, together with that Person's Affiliates and Associates, and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate, or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting, or disposing of securities of the Company with that Person, shall be deemed a single "Person."

     (i)  Sale. A "Sale" occurs with respect to the Company or a Material
          ----
Subsidiary, as applicable, if it engages in a merger, consolidation, recapitalization, reorganization, or sale, lease, license, transfer, or other effective disposition of all or substantially all of the Company's or Material Subsidiary's assets and the Company or its shareholders or Affiliates immediately before such transaction beneficially own, immediately after or as a result of such transaction, equity securities of the surviving or acquiring corporation or such corporation's parent corporation possessing less than fifty one percent (51%) of the voting power of the surviving or acquiring Person or such Person's parent corporation, provided that a Sale shall not be deemed to occur upon any public offering or series of such offerings of securities of the Company or a Material Subsidiary that results in any such change in beneficial ownership.

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     11.  Miscellaneous.
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     (a)  The granting of the Option herein shall impose no obligation upon the
Optionee to exercise the Option or any part thereof. Nothing herein contained shall affect the right of the Company to terminate the employment of the Optionee at any time, with or without cause, or shall be deemed to create any rights to employment on the part of the Optionee.

     (b) The rights and obligations arising under this Agreement are not intended to and do not affect the relationship that otherwise exists between the Company and the Optionee as an employee. Moreover, this Agreement is not intended to and does not amend any existing contract between the Company and the Optionee relating to the Optionee's position as an employee; to the extent there is a conflict between this Agreement and such a contract, such contract shall govern and take priority.

     (c) Neither the Optionee nor any Person claiming under or through the Optionee shall be or shall have any of the rights or privileges of a shareholder of the Company in respect of any of the shares issuable upon the exercise of the Option herein unless and until certificates representing such shares shall have been issued and delivered to the Optionee or such Optionee's agent.

     (d) Any notice to be given to the Company under the terms of this Agreement or any delivery of the Option herein to the Company shall be addressed to the Company at its principal executive offices, and any notice to be given to the Optionee shall be addressed to the Optionee at the address of the Company's principal executive offices, or at such other address for a party as such party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given upon receipt.

     (e) Subject to the limitations herein on the transferability by the Optionee of the Option and any shares of Common Stock issued upon exercise hereof, this Agreement shall be binding upon and inure to the benefit of the assignees, representatives, executors, successors, or beneficiaries of the parties hereto.

     (f) The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Texas and the United States, as applicable, without reference to the conflict of laws provisions thereof.

     (g) If any provision of this Agreement is declared or found to be illegal, unenforceable or void, in whole or in part, then the parties shall be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable, or void, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives.

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     (h)  All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend, or describe the scope or intent of any provisions of this Agreement.

     (i) The parties shall execute all documents, provide all information, and take or refrain from taking all actions as may be necessary or appropriate to achieve the purposes of this Agreement.

     (j) This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior written and prior or contemporaneous oral agreements and understandings pertaining hereto.

     (k) No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement, or condition.

     (l) This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

     (m) In addition to all other rights or remedies available at law or in equity, the Company shall be entitled to injunctive and other equitable relief to prevent or enjoin any violation of the provisions of this Agreement.

     12.  Arbitration. The Company and the Optionee agree to the resolution by
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binding arbitration of all claims, demands, causes of action, disputes, controversies, or other matters in question ("Claims") arising under this Agreement, whether sounding in contract, tort, or otherwise and whether provided by statute or common law. This Agreement to arbitrate shall not limit the Company's or the Optionee's rights to seek equitable relief, including, but not limited to, injunctive relief and specific performance, in a court of law. The Claims shall be submitted to arbitration and finally settled under the applicable rules of the American Arbitration Association ("AAA") in effect at the time the written notice of the Claim is received. An arbitrator shall be selected in the manner provided for in such rules of the AAA, except that the parties agree that the arbitrator shall be an attorney licensed in the state where the arbitration is being conducted. If any party refuses to honor its obligations under this agreement to arbitrate, the other party may compel arbitration in either federal or state court. The arbitrator will have exclusive authority to resolve any dispute relating to the interpretation, applicability, enforceability, or formation of this agreement to arbitrate, including, but not limited to, any claim that all or part of this Agreement is void or

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voidable and any claim that an issue is not subject to arbitration. The arbitration will be held in Dallas County, Texas. The arbitrator shall issue a written decision that identifies the factual findings and principles of law upon which any award is based. The award and findings of such arbitrator shall be conclusive and binding upon the parties, and judgment upon such award may be entered in any court of competent jurisdiction. Any and all of the arbitrator's orders, decisions, and awards may be enforceable in, and judgment upon any award rendered by the arbitrator may be confirmed and entered by, any federal or state court having jurisdiction. The Company shall pay all costs and expenses of its advisors, and the Optionee shall pay all costs and expenses of his advisors. The costs and expenses of the arbitration proceedings will be paid by the non-prevailing party or as the arbitrator otherwise determines. Discovery will be permitted to the extent directed by the arbitrator. The Optionee understands that by agreeing to submit claims to arbitration, he gives up the right to seek a trial by court or jury and the right to an appeal from any errors of the court and forgoes any and all related rights he may otherwise have under federal and state laws.

                                      THE COMPANY:

                                      ZIXIT CORPORATION


                                              /s/ Ronald A. Woessner
                                       -----------------------------------------
                                       Ronald A. Woessner
                                       Senior Vice President and General Counsel

                                       Date:          1/12/01
                                            ------------------------------------



                                       OPTIONEE:

                                                  /s/ David P. Cook
                                       -----------------------------------------
                                       David P. Cook

                                       Date:          1/15/2001
                                            ------------------------------------

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